Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 28, 2020 (this “Amendment”), by and among CARGO AIRCRAFT MANAGEMENT, INC., a Florida corporation (the “Borrower”), AIR TRANSPORT SERVICES GROUP, INC., a Delaware corporation (“Holdings”), each of the financial institutions party hereto as “Lenders” and TRUIST BANK, successor by merger to SunTrust Bank, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of November 9, 2018, as amended from time to time prior to the date hereof (the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as more fully described herein; and

WHEREAS, the Lenders party to this Amendment and the Administrative Agent are willing to so amend the Credit Agreement on and subject to the terms and conditions herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.    Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2.    Specific Amendments to Credit Agreement.

(a)	The Credit Agreement is hereby amended by adding the following new defined term to Section 1.1 thereof, in its appropriate alphabetical order, as follows:

“2020 Notes” means senior unsecured notes due 2028 to be issued by the Borrower in January, 2020 in an amount not to exceed $500,000,000.

(b)	The Credit Agreement is hereby further amended by deleting subsection (vi) of the defined term “Consolidated EBITDA” in Section 1.1 thereof and substituting in lieu thereof the following:

“(vi) any unrealized or realized loss due to fluctuations in value of warrants issued to customers, plus (vii) any non-cash amortization or impairment of customer incentives,”

(c)

The Credit Agreement is hereby further amended by (I) renumbering existing subsection (vii) in the defined term “Consolidated EBITDA” in Section 1.1 thereof to subsection (viii) and (II) deleting the existing subsection (viii) of the defined term “Consolidated EBITDA” in Section 1.1 thereof and substituting in lieu thereof the following:

“minus (ix) any extraordinary income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains or losses on the sales of assets outside of the Ordinary Course of Business) minus (x) any unrealized or realized gain due to fluctuations in value of warrants issued to customers;”

(d)	The Credit Agreement is hereby further amended by deleting the defined term “Permitted Convertible Indebtedness” in Section 1.1 thereof and substituting in lieu thereof the following:

“‘Permitted Convertible Indebtedness’ means indebtedness of Holdings permitted to be incurred pursuant to Section 9.4(c) and/or Section 9.4(i) that is convertible into common stock of Holdings (or other securities or property following a merger event or other change of the common stock of Holdings) and/or cash (in an amount determined by reference to the price of such common stock). For the avoidance of doubt, the amounts outstanding under any Permitted Convertible Indebtedness will be determined for purposes of the Credit Documents without giving effect to any treatment in respect of convertible debt instruments under Accounting Standards Codification Subtopics 470-20 or 815-40 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Permitted Convertible Indebtedness in a reduced or bifurcated manner as described therein, and such Permitted Convertible Indebtedness shall at all times be valued at the full stated principal amount thereof.”

(e)	The Credit Agreement is hereby further amended by deleting clause (b) of Section 7.13 thereof in its entirety and substituting in lieu thereof the following:

“(b)    There are no restrictions on Holdings or any of its Subsidiaries which prohibit or otherwise restrict the transfer of cash or other assets from any Subsidiary of Holdings to the Borrower, other than prohibitions or restrictions permitted by Section 9.7(b), and there are no restrictions on Holdings or any of its Subsidiaries which prohibit such Person from granting Liens to the Administrative Agent, for the benefit of the Secured Parties, in the Capital Stock of any of the direct or indirect Subsidiaries of Holdings.”

(f)	The Credit Agreement is hereby further amended by deleting Section 7.21 thereof in its entirety and substituting in lieu thereof the following:

“Section 7.21    Accounts. None of the “accounts” (as such term is defined in the UCC) of Holdings or any of its Subsidiaries is subject to any Lien, other than Permitted Liens, and no restrictions exist that prohibit Holdings or any of its Subsidiaries from granting Liens to the Administrative Agent, for the benefit of the Secured Parties, in its accounts.”

(g)	The Credit Agreement is hereby further amended by deleting clause (i) of Section 9.4 thereof in its entirety and substituting in lieu thereof the following:

“(i)    other Indebtedness of Holdings and its Subsidiaries in an aggregate outstanding principal amount not to exceed at any time $750,000,000 (and, for the avoidance of doubt, Indebtedness permitted under this clause (i) shall be in addition to the Indebtedness permitted under any other clause of this Section 9.4).”

(h)	The Credit Agreement is hereby further amended by deleting clause (f) of Section 9.5 thereof in its entirety and substituting in lieu thereof the following:

“(f)    Hedging Obligations permitted by Section 9.4(d) and the entry into (including any payments of premiums in connection therewith) and performance of obligations under any Permitted Bond Hedge Transaction.”

(i)	The Credit Agreement is hereby further amended by deleting subsection (A) of Section 9.7(b) thereof in its entirety and substituting in lieu thereof the following:

“(A) the ability of any Subsidiary to (a) pay Dividends or make other distributions or pay any Indebtedness owed to Holdings, the Borrower or any other Subsidiary (other than to an “unrestricted subsidiary” as defined under the indenture pursuant to which the 2020 Notes are issued), (b) make loans or advances to Holdings, the Borrower or any other Subsidiary (other than to an “unrestricted subsidiary” as defined under the indenture pursuant to which the 2020 Notes are issued) or (c) transfer any of its properties or assets to Holdings, the Borrower or any other Subsidiary (other than to an “unrestricted subsidiary” as defined under the indenture pursuant to which the 2020 Notes are issued) or”

(j)	The Credit Agreement is hereby further amended by deleting clause (a) of Section 9.11 thereof in its entirety and substituting in lieu thereof the following:

“(a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than (i) the Indebtedness and obligations under the Credit Documents, (ii) obligations under the Securities Exchange Act of 1934, as amended, (iii) under any Permitted Convertible Indebtedness, Permitted Bond Hedge Transaction or any Permitted Warrant Transaction, and (iv) Indebtedness in respect of the 2020 Notes;”

(k)	The Credit Agreement is hereby further amended by deleting clause (ii) of Section 10.4 thereof in its entirety and substituting in lieu thereof the following:

“(ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist (except for an event of default relating to such Indebtedness or any instrument or agreement evidencing, securing or relating thereto to the extent such event of default is either based on an alleged material adverse event or other subjective criteria (a “Subjective Cross-Default”), but only so long as the Administrative Agent agrees in its reasonable discretion that such Subjective Cross-Default should be disregarded for purposes of this Section), the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due prior to its stated maturity, or to require the obligor(s) of such Indebtedness to offer to prepay, repurchase or redeem any obligations under such Indebtedness provided, however, that notwithstanding anything to the contrary in the foregoing, the satisfaction of any condition or the occurrence of any event that would permit the holders of Permitted Convertible Indebtedness or the 2020 Notes to convert or require the repurchase of such Permitted Convertible Indebtedness or the 2020 Notes (it being understood that, in the case of any requirement to repurchase such Permitted Convertible Indebtedness or the 2020 Notes, any default in the payment of the repurchase price when and as required shall, if the amount of such repurchase price exceeds the amount set forth in the proviso below in this Section 10.4 and the requirements of the proviso are otherwise satisfied, be a default under the immediately preceding clause (i) notwithstanding this proviso) shall not constitute an Event of Default under clause (ii);”

3.    Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the truth and accuracy of the warranties and representations set forth in Sections 4 and 5 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to Administrative Agent:

(a)    This Amendment, duly executed and delivered by the Borrower, Holdings, the Required Lenders and the Administrative Agent;

(b)    A certificate of the Borrower dated as of the date hereof signed by an Authorized Officer of the Borrower certifying that, before and after giving effect to the amendments contemplated by this Amendment (i) the representations and warranties contained in Section 7 of the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date and (ii) no Default or Event of Default exists before or after giving effect to the amendments contemplated by this Amendment;

(c)    A Reaffirmation of Obligations Under Credit Documents (the “Reaffirmation”) dated as of the date hereof duly executed by each Credit Party, in the form of Exhibit I attached hereto; and

(d)    Such other documents as the Administrative Agent may reasonably request.

4.    Representations. Each of the Borrower and Holdings represents and warrants to the Administrative Agent and the Lenders that:

(a)    Power and Authority. Each of the Borrower and Holdings have the power and authority to execute, deliver and perform the terms and provisions of this Amendment and the Credit Agreement, as amended by this Amendment, and have taken all necessary corporate action to duly authorize the execution, delivery and performance of this Amendment. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower and Holdings enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles.

(b)    No Violation. The execution, delivery and performance by the Borrower and Holdings of this Amendment, and compliance by them with the terms and provisions of the Credit Agreement, as amended by this Amendment: (i) will not contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or federal, state or local Governmental Authority, (ii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the Borrower or Holdings pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, to which the Borrower or Holdings is a party or by which they or any of their property or assets is bound or to which they may be subject or (iii) will not violate any provision of the certificate or articles of incorporation or bylaws of the Borrower or Holdings.

(c)    Governmental Approvals; Consents. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date), or exemption by, any Governmental Authority, and no consent, approval, authorization, registration, filing or order under any Contractual Obligation or applicable law, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by the Borrower or Holdings or (ii) the legality, validity, binding effect or enforceability of the Credit Agreement, as amended by this Amendment, against the Borrower or Holdings.

(d)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof and no Default or Event of Default will exist immediately after giving effect to this Amendment.

(e)    No Impairment. The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(f)    Credit Parties. The list of signatories to the Reaffirmation represents a true, correct and complete list of all Persons who are required by the terms of the Credit Documents to be or to become a Credit Party as of the date hereof.

(g)    Disclosure. As of the date hereof, all information (other than projections, other forward-looking information and information of a general economic or industry-specific nature) that has been made available concerning the Credit Parties and/or the transactions contemplated by this Amendment prepared by, or on behalf of, the Borrower or Holdings or by any of their respective representatives or affiliates, and made available to any Lender or the Administrative Agent in connection with the transactions contemplated by this Amendment on or before the date hereof, when taken as a whole, did not, when furnished, contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made.

5.    Reaffirmation of Representations. Each of the Borrower and Holdings hereby repeats and reaffirms all representations and warranties made to the Administrative Agent and the Lenders in the Credit Agreement and the other Credit Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

6.    No Further Amendments; Ratification of Liability. Except as expressly amended or waived hereby, the Credit Agreement and each of the other Credit Documents shall remain in full force and effect in accordance with their respective terms, and the Lenders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Credit Agreement and the other Credit Documents in the future. Each of the Borrower and Holdings hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement and the other Credit Documents to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Credit Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower or Holdings or the Collateral granted to the Administrative Agent and/or the Lenders thereunder. The Lenders’ agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Credit Document shall not be deemed to establish or create a custom or course of dealing between the Borrower, Holdings or the Lenders, or any of them. This Amendment shall be deemed to be a “Credit Document” for all purposes under the Credit Agreement. After the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

7.    Other Provisions.

(a)    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document.

(b)    The Borrower agrees to reimburse the Lenders and the Administrative Agent on demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by such parties in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

(c)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(d)    THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

(e)    In consideration of the amendments contained herein, each of the Borrower and Holdings hereby waives and releases each of the Lenders and the Administrative Agent from any and all known claims and defenses with respect to the Credit Agreement and the other Credit Documents and the transactions contemplated thereby, in each case, arising prior to the date hereof.

(f)    Each of the Borrower and Holdings agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Credit Documents and all other agreements executed and delivered in connection herewith.

(g)    THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND TERMS OF THE CREDIT AGREEMENT. THE PARTIES DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER OR HOLDINGS UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

IN WITNESS WHEREOF, the Borrower, Holdings, the Lenders and the Administrative Agent have caused this Fourth Amendment to Second Amended and Restated Credit Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

CARGO AIRCRAFT MANAGEMENT, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

AIR TRANSPORT SERVICES GROUP, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Chief Legal Officer & Secretary

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TRUIST BANK, successor by merger to SunTrust Bank and formerly known as Branch Banking and Trust Company, as Administrative Agent and as a Lender

By:	/s/ Chris Hursey
Name:	Chris Hursey
Title:	Director

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Philip P. Whewell
Name:	Philip P. Whewell
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Bruce A. Kintner
Name:	Bruce A. Kintner
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Eric Bergeson
Name:	Eric Bergeson
Title:	Authorized Officer

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REGIONS BANK, as a Lender

By:	/s/ Joe Dancy
Name:	Joe Dancy
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement]

BBVA USA, an Alabama banking corporation f/k/a Compass Bank, as a Lender

By:	/s/ Jeff Bork
Name:	Jeff Bork
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement]

CIBC BANK USA, as a Lender

By:	/s/ Nick Fadel
Name:	Nick Fadel
Title:	Managing Director

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ John Di Legge
Name:	John Di Legge
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement]

ATLANTIC UNION BANK, as a Lender

By:	/s/ deK Bowen
Name:	deK Bowen
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement]

ATLANTIC CAPITAL BANK, N.A., as a Lender

By:	/s/ Richard A. Oglesby Jr.
Name:	Richard A. Oglesby Jr.
Title:	President – Atlantic Division

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement]

BOKF, NA, as a Lender

By:	/s/ Timberly J. Harding
Name:	Timberly J. Harding
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement]

TRISTATE CAPITAL BANK, as a Lender

By:	/s/ Ellen Frank
Name:	Ellen Frank
Title:	Senior Vice President

[End of Signatures]

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement]

EXHIBIT I

REAFFIRMATION OF OBLIGATIONS UNDER CREDIT DOCUMENTS

January 28, 2020

Reference is hereby made to (i) that certain Second Amended and Restated Credit Agreement dated as of November 9, 2018 among Cargo Aircraft Management, Inc. (the “Borrower”), Air Transport Services Group, Inc., the Lenders a party thereto and Truist Bank, successor by merger to SunTrust Bank, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Credit Agreement) and (ii) that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”) among Borrower, Holdings, the Lenders party thereto and the Administrative Agent.

Each Credit Party acknowledges and reaffirms that (i) all liens and security interests granted to the Administrative Agent and the Lenders under the Security Documents remain in full force and effect and shall continue to secure the Obligations and (ii) the validity, perfection, enforceability or priority of such liens and security interests will not be impaired in any way by the Amendment.

Each of the undersigned Credit Parties hereby further reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the Credit Documents (including, without limitation, the guarantee obligations of each Guarantor under the Guarantee and Collateral Agreement) to which such Person is a party, and each Credit Party agrees that the amendments contained in the Amendment are solely to amend the terms of the Credit Agreement and do not in any way affect the validity and/or enforceability of any Credit Document, or reduce, impair or discharge the obligations of such Person thereunder.

Each of the undersigned Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that: (a) the execution and delivery by the Credit Parties of this Reaffirmation is within the power (corporate or otherwise) and authority of the Credit Parties, has been duly authorized and approved by all requisite action on the part of the Credit Parties, and does not and will not contravene, breach or conflict with any provision of applicable law or any of the charter or other organic documents of the Credit Parties, or any indenture, agreement, instrument or undertaking binding on the Credit Parties; (b) this Reaffirmation has been duly executed by the Credit Parties; and (c) the Credit Documents remain in full force and effect and constitute the legal, valid and binding obligations of the Credit Parties, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditor’s rights; and (d) all of the Obligations are absolute and unconditional, and such Obligations are not subject to any claim, defense, deduction, right of offset or otherwise.

THE CREDIT PARTIES DO NOT INTEND THE AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED THEREBY TO BE, AND THE AMENDMENT AND THE TRANSACTION CONTEMPLATED THEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE CREDIT PARTIES UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

This Reaffirmation shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Reaffirmation of Obligations under Credit Documents as of the date first written above.

CARGO AIRCRAFT MANAGEMENT, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

ABX AIR, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, General Counsel & Secretary

LGSTX DISTRIBUTION SERVICES, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

AIRBORNE GLOBAL SOLUTIONS, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President & Secretary

[Signatures Continue on Following Pages]

[Signature Pages to Reaffirmation of Obligations Under Credit Documents]

AIRBORNE MAINTENANCE AND ENGINEERING SERVICES, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President & Secretary

AIR TRANSPORT INTERNATIONAL LIMITED LIABILITY COMPANY

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

AMES MATERIAL SERVICES, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

AIR TRANSPORT INTERNATIONAL, INC.

By:	/s/ James F. O’Grady
Name:	James F. O’Grady
Title:	President

CARGO AVIATION, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

[Signature Pages to Reaffirmation of Obligations Under Credit Documents]

CARGO HOLDINGS INTERNATIONAL, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

LGSTX FUEL MANAGEMENT, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

LGSTX SERVICES, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Secretary

AIR TRANSPORT SERVICES GROUP, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Chief Legal Officer & Secretary

GLOBAL FLIGHT SOURCE, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

[Signature Pages to Reaffirmation of Obligations Under Credit Documents]

LGSTX CARGO SERVICES, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

PEMCO WORLD AIR SERVICES, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

OMNI AIR INTERNATIONAL, LLC

By:	/s/ Richard F. Corrado
Name:	Richard F. Corrado
Title:	Vice President, Secretary

OMNI AVIATION LEASING, LLC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

[Signature Pages to Reaffirmation of Obligations Under Credit Documents]

T7 AVIATION LEASING, LLC

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

ADVANCED FLIGHT SERVICES, LLC

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

TRIFACTOR SOLUTIONS, LLC

By:	/s/ Timothy J. Allen
Name:	Timothy J. Allen
Title:	Vice President, Secretary

[End of Signatures]

[Signature Pages to Reaffirmation of Obligations Under Credit Documents]